                                 EXHIBIT 10.30



                                  May 15, 2002



Good Guys California, Inc.
1600 Harbor Bay Parkway
Alameda, CA 94502
Attention:  Peter G. Hanelt
            Chief Operating Officer

            Re: Amendment of Loan and Security Agreement (Stated Termination Date; Discontinuance of Certain Reserves)

Ladies and Gentlemen:

            We refer to that certain Loan and Security Agreement dated as of September 30, 1999, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 16, 2001, and by that certain letter amendment dated as of March 27, 2002 (including all exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among Good Guys California, Inc. ("Borrower"), the lenders signatory thereto (collectively, the "Lenders") Bank of America, NA., as administrative agent for Lenders ("Administrative Agent"), and General Electric Capital Corporation, as documentation agent for Lenders ("Documentation Agent," Administrative Agent and Documentation Agent being collectively referred to as "Co-Agents"). Capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

            Borrower and Co-Agents hereby agree as follows:

            1. Amendment of Loan Agreement. The Loan Agreement is hereby amended as follows:

                  a. The definition of "Stated Termination Date" in Section 11 of the Loan Agreement is revised by deleting "September 30, 2002" and substituting "May 31, 2003" therefor.

                  b. Section 9.28(c) of the Loan Agreement (pertaining to a certain reserve against the Borrowing Base to address Accounts to Online Venture) is deleted in its entirety.

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Good Guys, California, Inc.
May 15, 2002
Page 2


                  c. Section 4.2 of the Loan Agreement is revised as follows:

                          i. The last row in the table set forth in Section 4.2
(commencing with the text "After the first Anniversary Date . . .") is deleted and the following is substituted therefor:

------------------------------------------------------------------------------------------
PERIOD DURING WHICH EARLY TERMINATION OCCURS   EARLY TERMINATION FEE
------------------------------------------------------------------------------------------
After the first Anniversary Date but on or     one percent (1%) of the Average Facility
prior to May 30, 2003                          Usage during the 180 days prior to the
                                               date of termination.
------------------------------------------------------------------------------------------

                          ii. The following is added as the last sentence of
Section 4.2:

            "Notwithstanding the foregoing in this Section 4.2, no early termination fee shall be payable if the termination of this agreement is by reason of a renewal or extension by Co-Agents of the Total Facility or if the termination of this Agreement prior to the Stated Termination Date occurs in the absence of a Default or Event of Default, and with the written consent of Co-Agents and Lenders (including termination by reason of a renewal or extension of the Total Facility or restatement of the Loan Agreement)."

            2. Discontinuance of Retail Sales Tax Reserve. Upon the effectiveness of this Amendment, and without limiting Administrative Agent's and Co-Agents' discretion to reimplement such reserve or to establish additional or increased reserves in the exercise of their reasonable credit judgment, the "Retail Sales Tax Reserve" described in that certain "Notice Concerning Inventory Appraisals and Reserves" dated December 3, 2001 from Co-Agents to Borrower is discontinued.

            3. No Amendment or Waiver. Except as expressly provided herein, this letter shall not constitute an amendment or waiver by Co-Agents of any provision of the Loan Agreement or any other Loan Document, each of which shall remain in full force and effect, and under which each of the Co-Agents and Lenders hereby expressly reserves all of its respective rights.

            4. Miscellaneous. This letter amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment, and any person delivering this letter amendment by facsimile shall send the original manually executed counterpart to Documentation Agent promptly after such facsimile transmission. The terms of this letter amendment may be incorporated in

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Good Guys, California, Inc.
May 15, 2002
Page 3


a amendment to the Loan Agreement or an amended and restated loan and security agreement at any time upon the request of Co-Agents. Except as specifically provided in Section 1 above, all of the provisions of the Loan Agreement and the Loan Documents remain in full force and effect.

            5. Conditions to Effectiveness. This letter amendment shall become effective upon Documentation Agent's receipt of copies of this letter amendment bearing the signatures of each of the Co-Agents and Borrower, and bearing the signature of Good Guys, Inc. under the acknowledgment set forth below.

            Please indicate your acceptance of and agreement to the foregoing by executing a copy of this letter where indicated below, arranging for Good Guys, Inc. to execute a copy of this letter where indicated below, and returning the executed copies to the undersigned.

                                   Very truly yours,

                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent


                                   By:   /s/ KEVIN KELLY
                                        ----------------------------------------
                                        Kevin Kelly
                                        Senior Vice President

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as
                                   Documentation Agent

                                   By:  /s/ IAIN G. DOUGLAS
                                        ----------------------------------------
                                        Iain G. Douglas
                                        Duly Authorized Signatory



ACCEPTED AND AGREED this 15th day of May 2002.

GOOD GUYS CALIFORNIA, INC.

By:    /s/ PETER G. HANELT
       ---------------------------
Name:  Peter G. Hanelt
       ---------------------------
Title: COO
       ---------------------------

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Good Guys, California, Inc.
May 15, 2002
Page 4


                        ACKNOWLEDGMENT OF GOOD GUYS, INC.

            The undersigned hereby acknowledges and consents to the execution and delivery by Co-Agents and Borrower of the letter amendment set forth above, and reaffirms each and every one of its obligations to Co-Agents and Lenders under that certain Continuing Guaranty, Pledge and Security Agreement dated as of September 30, 1999, as amended by that certain First Amendment to Continuing Guaranty, Pledge and Security Agreement dated as of August 16, 2001.



GOOD GUYS, INC.

By: /s/ PETER G. HANELT
   --------------------------------
Name: Peter G. Hanelt
     ------------------------------
Title: COO
      -----------------------------
Dated:  May 15, 2002



cc:   Howard Rice Nemerovski Canady Falk & Rabkin
      Attention:  Richard W. Canady, Esq.